UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 8, 2009
Ideation Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33800	77-0688094

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 N. Market Street, Suite 1300, Wilmington, Delaware	19801

(Address of Principal Executive Offices)	(Zip Code)
(310) 694-8150

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Second Amendment to Share Exchange Agreement
     On September 8, 2009, Ideation Acquisition Corp., a Delaware corporation (“Ideation”), entered into a Second Amendment to the Agreement and Plan of Merger, Conversion and Share Exchange, dated September 8, 2009 (the “Second Amendment”) with Earl Yen, Tommy Cheung, Stephen Yau, Qinying Liu, Linden Ventures, Vervain Equity Investment Limited, Sun Hing Associates Limited and The Frost Group, LLC. The Amendment amends the previously announced Agreement and Plan of Merger, Conversion and Share Exchange (the “Share Exchange Agreement”) by and among Ideation, ID Arizona Corp., an Arizona corporation and wholly owned subsidiary of Ideation (“ID Arizona”), SearchMedia International Limited, an exempted company incorporated with limited liability in the Cayman Islands (“SM Cayman”), the direct subsidiaries of SM Cayman, and Shanghai Jingli Advertising Co. Ltd., and certain shareholders and warrantholders of SM Cayman, among others. The Share Exchange Agreement was previously amended on May 27, 2009.
     The Second Amendment amends the Share Exchange Agreement to provide the following:
•	acknowledgement of the transfer of the SM Cayman Series C preferred shares previously owned by Gentfull Investment Limited and Gavast Estates Limited to Vervain Equity Investment Limited and Sun Hing Associates Limited, respectively, their affiliates, and the joinder of such transferee to the Share Exchange Agreement;

•	the elimination of a potential obligation of ID Cayman to issue Series A preferred shares in connection with the closing, but continuing to provide for the issuance of a warrant to acquire 0.25 of an ID Cayman ordinary share, regardless of the amount in the trust account after closing, for each ID Cayman ordinary share issued to or acquired by those investors who hold SM Cayman interim notes or the Linden note that converted to ID Cayman ordinary shares at closing or ID Cayman ordinary shares acquired or to be acquired in connection with the Sponsor Purchase Commitment Amount;

•	the imposition of one-year lock-up restrictions with respect to the ID Cayman shares underlying ID Cayman restricted share awards and options issued pursuant to the Share Exchange Agreement;

•	an additional covenant requiring the repayment of certain loans owed by Qinying Liu and Le Yang to SM Cayman prior to closing. Ms. Liu and Ms. Yang have agreed to repay an aggregate of RMB 4,289,889 owed by them to SM Cayman prior to the closing of the business combination. They may do so in cash or by surrendering a number of ordinary shares of SM Cayman owned by them prior to closing equal in value to such amount;

•	an increase of the board of directors of ID Cayman after the closing to ten members, adding one director to be appointed by the Ideation representative and requiring certain independence and citizenship requirements;

•	the amendment of the sponsor purchase commitment of The Frost Group, LLC to allow for certain warrant exercises, effective immediately after the closing, to be counted toward the satisfaction of the Sponsor Purchase Commitment Amount, as such term is defined in the Share Exchange Agreement;

•	the addition of Ideation stockholder approval of the Ideation charter amendment (and a corresponding amendment to the charter of ID Arizona Corp., Ideation’s wholly-owned subsidiary) as a condition to the closing of the business combination;

•	the extension of the date by which the business combination must be consummated to October 30, 2009 from September 30, 2009;

•	technical corrections to the definition of “adjusted net income”;

•	the amendment of Schedules B and C to the Share Exchange Agreement to reflect the transfers by Gentfull Investment Limited and Gavast Estates Limited and certain transfers by and among SM Cayman shareholders and to correct some rounding errors; and

•	the amendment of the Memorandum and Articles of Association of ID Cayman, Exhibit A to the Share Exchange Agreement, to eliminate the designation of the ID Cayman Series A preferred shares.
     The foregoing description is qualified in its entirety by the Second Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by this reference.
Letter Agreement
     In addition, on September 8, 2009, in connection with the execution of the Second Amendment, Ideation entered into a letter agreement with the interim noteholders and holder of the Linden Note and The Frost Group, LLC (the “Letter Agreement”). Pursuant to the Letter Agreement, if at any time during the two years following the closing of the business combination, ID Cayman issues any preferred shares or other equity securities (including securities convertible into or exchangeable for preferred shares or other equity securities), the parties to the Letter Agreement will have the right to exchange, for such securities, any ordinary shares of ID Cayman acquired by them as a result of:
(1)	conversion of an interim note from SM Cayman or the Linden Note;

(2)	warrant exercises to satisfy the Sponsor Purchase Commitment Amount; or

(3)	open market purchases or new issuances of Ideation shares to satisfy the Sponsor Purchase Commitment Amount, up to the amount of such issuance by ID Cayman. The valuation of the exchanged ordinary shares will be $7.8815 per share.
     The foregoing description is qualified in its entirety by the Letter Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by this reference.
Item 3.02 — Unregistered Sale of Equity Securities
     At the closing of the Share Exchange Agreement, and as a result of the Second Amendment: (i) SM Cayman shareholders will receive 6,865,339 ordinary shares of ID Cayman, (ii) SM Cayman warrantholders will receive warrants to purchase 1,519,186 ordinary shares of ID Cayman, (iii) SM Cayman option holders will receive options to purchase 702,013 ordinary shares of ID Cayman, (iv) SM Cayman holders of restricted shares and restricted share units, which we refer to collectively as restricted share awards, will receive 261,179 restricted share awards of ID Cayman, and (v) certain SM Cayman noteholders will receive 1,712,874 ordinary shares of ID Cayman and warrants to purchase 428,219 ordinary shares of ID Cayman. In addition, the shareholders and warrantholders of SM Cayman may receive an additional 10,150,352 ordinary shares of ID Cayman pursuant to an earn-out provision in the share exchange agreement.
Forward Looking Statements
Any statements contained in this Form 8-K that do not describe historical facts may constitute forward-looking statements as that term is defined by the United States Private Securities Litigation Reform Act of 1995. Any such forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations such as material adverse events affecting Ideation and SearchMedia, their ability to complete a business combination and those other risks and uncertainties detailed in Ideation’s filings with the Securities and Exchange Commission (the “SEC”). Ideation and SearchMedia caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Ideation and SearchMedia do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Participation in Solicitation/Additional Information
In connection with the proposed transaction, Ideation and ID Arizona Corp. filed Amendment No. 2 to Form S-4 containing a proxy statement/prospectus in conjunction with the transaction with the SEC on September 10, 2009, which is subject to review by the SEC. A definitive Proxy Statement/Prospectus will be mailed to Ideation stockholders. INVESTORS AND SECURITY HOLDERS OF IDEATION ARE URGED TO READ A DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Ideation through the website maintained by the SEC at www.sec.gov under the registrant names Ideation and “ID Arizona Corp.” Free copies of the Registration Statement and the Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Ideation, 1105 N. Market Street, Suite 1300, Wilmington, Delaware 19801.
Ideation, SearchMedia and their respective directors, executive officers, affiliates and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Ideation’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on March 20, 2009, and information regarding SearchMedia’s directors and executive officers is available in Ideation’s and ID Arizona Corp.’s preliminary Proxy Statement/Prospectus, Amendment No. 2 of which was filed with the SEC on September 10, 2009, and can be found on the SEC website at www.sec.gov under the registrant name “ID Arizona Corp.” Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.
ITEM 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
2.1	Second Amendment to Share Exchange Agreement, dated September 8, 2009

10.1	Letter Agreement, dated September 8, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2009	IDEATION ACQUISITION CORP.
/s/ Robert N. Fried
Robert N. Fried
President and Chief Executive Officer

Exhibit No.	Description
2.1	Second Amendment to Share Exchange Agreement, dated September 8, 2009

10.1	Letter Agreement, dated September 8, 2009

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